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                                                          EXHIBIT 23.2

                    CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the use in this Registration Statement on Form S-8 of our report, dated July 9, 1999, relating to the consolidated financial statements of Ault Incorporated and Subsidiary, which appears in the annual report on Form 10-K for the year ended May 30, 1999.

                                   MCGLADREY & PULLEN LLP


                                   /s/ McGladrey & Pullen LLP


     Minneapolis, Minnesota
     November 19, 1999